SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 20, 1999
               (Date of Report (Date of Earliest Event Reported))

                              LA-Z-BOY INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)

                                     1-9656
                            (Commission File Number)

                                   38-0751137
                      (I.R.S. Employer Identification No.)

                             1284 N. Telegraph Road
                             Monroe, Michigan 48162
          (Address of Principal Executive Offices, Including Zip Code)

                                 (734) 242-1444
              (Registrant's Telephone Number, Including Area Code)

                                [not applicable]
           (Former Name or Former Address If Changed Since Last Report







Exhibit
Number                          Description
-------    -------------------------------------------------------------
(27)       Financial Data Schedule (EDGAR only)
(99)(a)    News Release and Financial Information Release
(99)(b)    Annual Report Financial Section










                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       LA-Z-BOY INCORPORATED


                                                       /s/Gene M. Hardy
                                                       -----------------------
Date:  May 20, 1999                                    Gene M. Hardy
                                                       Secretary and Treasurer